AMENDMENT TO POOLING AND SERVICING AGREEMENTS

           THIS AMENDMENT, dated as of September 25, 1997 (the "Amendment") to the Pooling and Servicing Agreement, dated as October 1, 1995, and the Pooling and Servicing Agreement, dated as of October 21, 1996 (each, as such agreement may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof, a "Pooling Agreement" and together, the "Pooling Agreements"), each among National Financial Auto Funding Trust ("Funding Trust"), National Auto Finance Company, Inc. ("NAFI"), as successor to National Auto Finance Company L.P., and Harris Trust and Savings Bank, as trustee (the "Trustee").

                              W I T N E S S E T H:

           WHEREAS, the parties hereto desire to amend certain terms of the Pooling Agreements;

           NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

           SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to them as set forth in the Pooling Agreements.

           SECTION 2. Amendments to the Pooling Agreements. (a) Section 4.04(a) of each of the Pooling Agreements is hereby amended as follows: (i) the phrase "clauses (i) through (iii), inclusive, of subsection 4.01(b)", as such phrase appears in both the first and second sentences of Section 4.04(a) of each Pooling Agreement, is hereby modified to read "clauses (i) through (iv), inclusive, of Section 4.01(b)"; and (ii) the reference to "Certificateholders" that appears in the fourth sentence of such Section 4.04(a) is hereby amended to read "the Persons referred to in clauses (i) through (iv), inclusive, of Section 4.01(b), as applicable,".

           SECTION 3. Effectiveness of Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties to the Pooling Agreements under the Pooling Agreements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pooling Agreements, all of which are hereby ratified and affirmed in all respects by the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Pooling Agreements specifically referred to herein and any references in the Pooling Agreements to the provisions of the Pooling Agreements specifically referred to herein shall be to such provisions as amended by this Amendment.

           SECTION 4. Effectiveness of Amendment. This Amendment shall become effective when counterparts hereof executed and delivered on behalf of each party hereto shall have been received by the Certificate Insurer and the Certificate Insurer shall have executed a written consent to this Amendment pursuant to Section 10.01 of each of the Pooling Agreements.

           SECTION 5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts and be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SECTION 6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                           HARRIS TRUST AND SAVINGS BANK
                             as trustee


                           By:      _______________________________
                           Name:    _______________________________
                           Title:   _______________________________

                           NATIONAL FINANCIAL AUTO FUNDING TRUST


                           By:      ______________________________
                           Name:    ______________________________
                           Title: ______________________ of Chase
                           Manhattan Bank Delaware, as trustee for
                           National Financial Auto Funding Trust


                           NATIONAL AUTO FINANCE COMPANY, INC.


                           By:      ______________________________
                           Name:    ______________________________
                           Title:   ______________________________

           Consented and Agreed:

FINANCIAL SECURITY ASSURANCE INC.

By:      _________________________________
Name:    _________________________________
Title:   _________________________________